Financial income (expense), net (Tables)	6 Months Ended
Jun. 30, 2021
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands of U.S. dollars)	2021	2020	2021	2020
Interest income	$98	$163	$231	$335
Interest expense:
Interest expense incurred	(5,023)	(5,689)	(10,079)	(11,482)
Amortization and gain (loss) on cash flow hedge	(57)	(21)	(102)	(112)
Commitment fees	(436)	(34)	(470)	(69)
Amortization of debt issuance cost	(4,119)	(578)	(4,642)	(1,170)
Total interest expense	(9,635)	(6,322)	(15,293)	(12,833)
Other items, net:
Foreign exchange gain (loss)	(3)	166	(23)	214
Bank charges, fees and other	(54)	(41)	(108)	(127)
Withholding tax on interest expense and other	(601)	(612)	(1,180)	(1,221)
Total other items, net	(658)	(487)	(1,311)	(1,134)
Total financial income (expense), net	$(10,195)	$(6,646)	$(16,373)	$(13,632)